GRAND PRIX FUNDS, INC.

    Supplement to Prospectus Dated January 31, 2000

Money Market Exchange

     Effective August 1, 2000, you can exchange shares of Grand Prix Fund for shares of the Federated Prime Cash
Series. Effective August 1, 2000, you will no longer be able to exchange shares of the Fund for shares of the Firstar Money Market Funds.

     This information supplements and to the extent applicable supersedes the information contained on pages 12 and 16 of the Prospectus.

     For more information on exchanges, please call
1-800-432-4741.

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  The date of this Prospectus Supplement is July 28, 2000.